RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2024
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 18: - RELATED PARTY TRANSACTIONS

On October 4, 2020, the Company provided its co-founders, the Chief Executive Officer and Chief Product Officer (the “Co-founders”), with an incentive plan (the “Incentive Plan”) in connection with certain revenue thresholds over an agreed period. Under the Incentive Plan, the Chief Executive Officer and Chief Product Officer are eligible to earn up to $20,000 and $10,000 of incremental incentive bonuses respectively, subject to certain revenue thresholds and other conditions. During the years ended December 31, 2023 and 2022, the Company recognized an expense of $17,357 and $12,643, respectively.

On June 22, 2023, the Board of Directors granted the Company’s co-founders option awards to purchase 2,327,428 Class A Ordinary shares, at an exercise price of $27.74 per share. These awards vest upon the satisfaction of both time-based and market-based vesting conditions. During the years ended December 31, 2024, and 2023 the Company recognized an expense of $5,034 and $2,481 in respect of this grant, respectively.

On November 13, 2024, the Company entered into a transaction with one of its shareholders, a fund managed by L Catterton (“L Catterton”) to repurchase approximately 2.35 million Class A Ordinary shares of the Company for a total cash consideration of approximately $100,000, at a purchase price of $42.501 per share which approximates the fair value of the share as of the transaction date.